Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 25, 2013 (this “Amendment No. 1”), by and among Biomet Inc., an Indiana corporation (the “Borrower”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), each of the other Loan Parties, the Additional Term Lender party hereto and Bank of America, N.A., as Administrative Agent.
WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent, the Swing Line Lender and L/C Issuer are parties to a Credit Agreement dated as of September 25, 2007, as amended and restated as of August 2, 2012 and as further amended by the First Incremental Term Facility Amendment dated as of December 27, 2012 (as amended, amended and restated, modified and/or supplemented through and including the date hereof, including pursuant to that certain Second Incremental Amendment, dated as of the date hereof (the “Second Incremental Amendment”) but not including this Amendment No. 1, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Required Lenders may amend the terms of the Credit Agreement;
WHEREAS, the Additional Dollar Term B-2 Lender listed on the signature page hereto has agreed to provide the Additional Dollar Term B-2 Commitment;
WHEREAS, each Converting Dollar Term B-1 Lender (as defined below) has agreed to convert the entire aggregate principal amount of its Dollar Term B-1 Loan into a like aggregate principal amount of Dollar Term B-2 Loan on the terms set forth in this Amendment;
WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. are the joint lead arrangers and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Barclays Bank PLC, Goldman Sachs Lending Partners LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are the joint bookrunners for this Amendment No. 1;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Additionally, as used herein, the following terms shall have the meanings indicated below:
“Additional Dollar Term B-2 Lender” means the Person identified on the signature page to the Amendment No. 1 as the “Additional Dollar Term B-2 Lender.”
“Additional Dollar Term B-2 Loan Commitment” means the commitment of the Additional Dollar Term B-2 Lender to make a Dollar Term B-2 Loan to the Borrower on the Amendment No. 1

Effective Date pursuant to Section 2 of this Amendment No. 1 in an aggregate principal amount equal to $752,053,723.73.
“Converting Dollar Term B-1 Lender” means each Dollar Term B-1 Lender that has executed a counterpart to this Amendment No. 1 specifying that such Dollar Term B-1 Lender is electing to convert the entire aggregate principal amount of its outstanding Dollar Term B-1 Loan to a Dollar Term B-2 Loan on the Amendment No. 1 Effective Date pursuant to Section 2 of this Amendment No. 1 Effective Date.
“Converted Dollar Term B-1 Loan” means each Dollar Term B-1 Loan held by a Converting Dollar Term B-1 Lender immediately prior to the effectiveness of this Amendment No. 1.

SECTION 2.    Add-On Dollar Term B-2 Loans.
(a)    Subject to the terms and conditions set forth herein, on the Amendment No. 1 Effective Date (i) the Additional Dollar Term B-2 Lender agrees to make a Dollar Term B-2 Loan to the Borrower in Dollars in an aggregate principal amount equal to its Additional Dollar Term B-2 Loan Commitment and (ii) the Converted Dollar Term B-1 Loan of each Converting Dollar Term B-2 Lender shall be converted into a like aggregate principal amount of a Dollar Term B-2 Loan of such Lender. The Term B-2 Loans established pursuant to this Section 2 shall be identical to the Dollar Term B-2 Loans made pursuant to the Second Incremental Amendment (the “Existing Dollar Term B-2 Loans”) and shall form a single Class of Term Loans with the Existing Dollar Term B-2 Loans for all purposes of the Credit Agreement. The Dollar Term B-2 Loans made pursuant to this Section 2 shall initially be in the form of a pro rata increase in the amount of each outstanding Borrowing of Existing Dollar Term B-2 Loans. The Additional Dollar Term B-2 Lender shall make the amount of its Dollar Term B-2 Loan available to the Administrative Agent no later than 1:00 p.m., New York City time, on the Amendment No. 1 Effective Date in Dollars and immediately available funds and the Administrative Agent shall make the proceeds thereof available to the Borrower in accordance with the funding instructions provided in the Committed Loan Notice referred to in Section 4 of this Amendment No. 1. The Lenders party hereto waive the requirement that the Borrowing of Dollar Term B-2 Loans in connection with this Amendment No. 1 be a multiple of the listed amount under Section 2.02(a) of the Credit Agreement.
(b)    Without duplication of required payments pursuant to Section 2(d) of the Second Incremental Amendment, pursuant to Section 2.07(a) of the Credit Agreement, the Borrower shall repay to the Administrative Agent for the ratable account of the Dollar Term B-2 Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first such day following the Incremental Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Dollar Term B-2 Loans borrowed pursuant to Section 2(b) of Second Incremental Amendment and pursuant to Section 2(a) of this Amendment No. 1 on the Amendment No. 1 Effective Date (as such repayment amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement); provided that at the time of any effectiveness of any Term Loan Extension Amendment with respect the Dollar Term B-2 Loans, the scheduled amortizations with respect to the Dollar Term B-2 Loans set forth above shall be reduced ratably to reflect the percentage of Dollar Term B-2 Loans converted to Extended Term Loans (but will not affect the amount of amortization received by a given Dollar Term B-2 Lender with outstanding Dollar Term B-2 Loans)

and (ii) on the Maturity Date applicable to the Existing Dollar Term B-2 Loans, the aggregate outstanding principal amount of all Dollar Term B-2 Loans outstanding on such date.
(c)    All other terms applicable to the Dollar Term B-2 Loans made or converted pursuant to this Amendment No. 1 shall be identical to the terms of the Dollar Term B-2 Loans made pursuant to the Second Incremental Amendment.
(d)     Notwithstanding anything to the contrary in the Credit Agreement, the Borrower may provide the notice of the borrowing to the Administrative Agent required under Section 2.02(a) of the Credit Agreement by delivery to the Administrative Agent of a written Committed Loan Notice, in the form of Exhibit A to this Incremental Agreement, not later than 1:00 p.m. New York City time (i) one (1) Business Day prior to the funding if the Dollar Term B-2 Loans pursuant to this Amendment No. 1 are to initially be Base Rate Loans and (ii) three (3) Business Days prior to the funding if the Dollar Term B-2 Loans pursuant to this Amendment No. 1 are initially to be Eurocurrency Rate Loans.
(e)    The Borrower shall prepay all Dollar Term B-1 Loans that are not Converted Dollar Term B-1 Loans on the Amendment No. 1 Effective Date, together with all accrued and unpaid interest on such Dollar Term B-1 Loans to, but not including, the Amendment No. 1 Effective Date.
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment No. 1, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, immediately before and after giving effect to this Amendment No. 1 and the transactions contemplated hereby:
(a)    the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(b)    no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 1 Effective Date or would result from the making of the Dollar Term B-2 Loans.
SECTION 4.    Conditions to Effectiveness. This Amendment No. 1 shall become effective as of the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    the Administrative Agent (or its counsel) shall have received counterparts of this Amendment No. 1 that, when taken together, bear the signatures of (i) each Loan Party, (ii) the Administrative Agent, (iii) Lenders constituting the Required Lenders, (iv) the Additional Dollar Term B-2 Lender identified on the signature page hereto and (v) Converting Dollar Term B-1 Lenders with Converted Dollar Term B-1 Loans that, when aggregated with the amount of the Additional Dollar Term B-1 Loan Commitment, are equal to the aggregate principal amount of the Dollar Term B-1 Loans immediately prior to the Amendment No. 1 Effective Date;

(b)    the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in Sections 4.02(a) and 4.02(b) of the Credit Agreement shall have been satisfied on and as of the Amendment No. 1 Effective Date;
(c)    the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment No. 1 and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;
(d)    a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto) and, if any such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to the last sentence of Section 6.07 of the Credit Agreement;
(e)    the Administrative Agent shall have received favorable customary legal opinions from (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, (ii) Ice Miller LLP, Indiana counsel to the Loan Parties, (iii) Young Conaway Stargatt & Taylor, LLP, Delaware counsel to the Loan Parties and (iv) Gunster, Yoakley & Stewart, PA, Florida counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to the Lenders and the Administrative Agent, dated the Amendment No. 1 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;
(f)    the Administrative Agent and the arrangers of this Amendment No. 1, as applicable, shall have received (i) payment of all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date and (ii) to the extent invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;
(g)    the Administrative Agent shall have received, for the account of (i) the Additional Term Lender (or shall be satisfied with the arrangements for the payment of), an upfront fee in Dollars equal to 0.25% of the aggregate principal amount of the Additional Dollar Term B-2 Loan Commitment and (ii) each Converting Dollar Term B-1 Lender (or shall be satisfied with the arrangements for the payment of), an upfront fee in Dollars equal to 0.25% of the aggregate principal amount of the Converted Dollar Term B-1 Loans or such Lender;
(h)    the full borrowing of the Dollar Term B-2 Loans pursuant to the Second Incremental Amendment shall have occurred; and
(i)    the Administrative Agent shall have received a Committed Loan Notice with respect to the Dollar Term B-2 Loans to be borrowed pursuant to the Additional Dollar Term B-2 Loan Commitment.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
SECTION 5.    Post-Closing Conditions. Within 90 days after the Amendment No. 1 Effective Date (or such longer period of time as may be agreed by the Administrative Agent), with respect to each existing Mortgage, the Borrower shall provide the Administrative Agent with such documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties after giving effect to this Amendment No. 1, including, without limitation, either:
(a)    a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:
(i)    the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment No. 1, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and
(ii)    no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment No. 1, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or
(iii)     each of the following:
(iv)    execute or cause the applicable Loan Party to execute an amendment to each existing Mortgage (each, a “Mortgage Amendment”), and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;
(v)    cause to be delivered a favorable opinion of counsel to the Loan Parties, addressed to the Administrative Agent and the Secured Parties party to the Credit Agreement covering, among other things, the due authorization, execution, delivery and enforceability of each Mortgage as amended by the applicable Mortgage Amendment, and otherwise in form and substance reasonably satisfactory to the Administrative Agent;
(vi)    cause to be delivered a date down endorsement to each existing title insurance policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

(vii)    cause to be delivered to the Administrative Agent such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsements to the title insurance policies contemplated in this Section 6 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsements to the title insurance policies contemplated in this Section 6; and
(viii)    provide to the Administrative Agent evidence of payment by Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments referred to above.
SECTION 6.    Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment No. 1 or the Credit Agreement, after giving effect to this Amendment No. 1, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Amendment No. 1, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations (including the Incremental Term Loans), all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment No. 1.
SECTION 7.    Reference to Agreement. From and after the Amendment No. 1 Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to August 2, 2012.
SECTION 8.    Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment No. 1 shall be effective as delivery of an original executed counterpart of this Amendment No. 1. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.
SECTION 9.    Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10.    Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT NO. 1 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH

RESPECT TO THIS AMENDMENT NO. 1, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT NO. 1, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT NO. 1 OR OTHER DOCUMENT RELATED THERETO.
SECTION 11.    Headings. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 12.    No Novation. This Amendment No. 1 shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment No. 1 Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment No. 1 or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment No. 1. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Amendment No. 1 shall constitute a Loan Document for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.
SECTION 13.    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 14.    Severability. If any provision of this Amendment No. 1 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment No. 1 and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15.    Successors. The terms of this Amendment No. 1 shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.
SECTION 16.    No Waiver. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their duly authorized officers, all as of the date and year first above written.

BIOMET, INC.

By: _/s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer

LVB ACQUISITION, INC.

By: _/s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer

[Amendment No. 1]

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Amendment No. 1 and agrees to the provisions hereof:
    BIOMET 3I, LLC
BIOMET BIOLOGICS, LLC
BIOMET EUROPE LTD.
BIOMET FAIR LAWN LLC
BIOMET FLORIDA SERVICES, LLC
BIOMET INTERNATIONAL LTD.
BIOMET LEASING, INC.
BIOMET MANUFACTURING, LLC
BIOMET MICROFIXATION, LLC
BIOMET ORTHOPEDICS, LLC
BIOMET SPORTS MEDICINE, LLC
BIOMET U.S. RECONSTRUCTION, LLC
BIOMET TRAUMA, LLC
CROSS MEDICAL PRODUCTS, LLC
EBI HOLDINGS, LLC
EBI, LLC
EBI MEDICAL SYSTEMS, LLC
ELECTRO-BIOLOGY, LLC
IMPLANT INNOVATIONS HOLDINGS, LLC INTERPORE CROSS INTERNATIONAL, LLC
INTERPORE SPINE LTD.
KIRSCHNER MEDICAL CORPORATION

By: _/s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer

[Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent

By: _/s/ Alysa A. Trakas______
Name: Alysa A. Trakas
Title: Director

[Amendment No. 1]

BANK OF AMERICA, N.A., as Additional Dollar Term B-2 Lender

By: _/s/ Alysa A. Trakas____
Name: Alysa A. Trakas
Title: Director

[Amendment No. 1]

The undersigned hereby consents to Amendment No. 1 and, to the extent indicated below (but solely to the extent this counterpart has been countersigned by the Administrative Agent), consents to convert its Dollar Term B-1 Loan into a Dollar Term B-2 Loan on the Amendment No. 1 Effective Date.

BANK OF AMERICA, N.A.

By: _/s/ Alysa A. Trakas_______________________

Name: Alysa A. Trakas
Title: Director

[The above named Lender hereby consents to convert its Dollar Term B-1 Loan to a Dollar Term B-2 Loan on the Amendment No. 1 Effective Date pursuant to Section 1 of Amendment No. 1 (indicate by inserting “X” in box below):

Accepted and Agreed to:

BANK OF AMERICA, N.A.

By: __________________________________
Name:
                     Title:]1

1    Only required to be completed for Lenders converting Dollar Term B-1 Loans to Dollar Term B-2 Loans.

[Amendment No. 1]

[EXECUTED SIGNATURE PAGES OF ADDITIONAL TERM LENDERS ON FILE WITH THE ADMINISTRATIVE AGENT]

[Amendment No. 1]

EXHIBIT A
FORM OF
COMMITTED LOAN NOTICE

To:	Bank of America, N.A., as Administrative Agent 101 N. Tryon St. NC1-001-05-46 Charlotte, NC 28255 Attention: Brian Grueling
[Date]
Ladies and Gentlemen:
Reference is made to the Credit Agreement dated as of September 25, 2007, as amended and restated as of August 2, 2012 and as further amended by the First Incremental Term Facility Amendment dated as of December 27, 2012 and the Second Incremental Term Facility Amendment dated as of September 25, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Biomet, Inc., an Indiana corporation (the “Borrower”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, and each other party from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The undersigned, on behalf of the Borrower, hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

•	A Borrowing of new Loans

•	A conversion of Loans

•	A continuation of Loans
to be made on the terms set forth below:

(A)	Class of Borrowing	Dollar Term B-2 Loans
(B)	Date of Borrowing, conversion or continuation (which is a Business Day)
(C)	Principal amount[2]	$2,111,459,354.69
(D)	Type of Loan[3]
(E)	Interest Period[4]

2    Eurocurrency Rate Loans shall be in minimum of $2,500,000.
3    Specify Eurocurrency or Base Rate.
4    Applicable for Eurocurrency Borrowings/Loans only.

Ex. A-1

The above request has been made to the Administrative Agent by telephone at (980) 386-3767.

Ex. A-2

BIOMET, INC.
By:
Name:
Title:

[Committed Loan Notice]

Ex. A-3